UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2025

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report : Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	Nasdaq Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Jay T. McCamic, a director of WesBanco, Inc. (NASDAQ:WSBC), passed away on April 18, 2025, after a long illness. Mr. McCamic served as a member of the Board of Directors of the Corporation since January 1, 2003, and was Chairman of the Nominating Committee of the Corporation, as well as a member of both the Loan Review Committee and the Trust Committee of the Bank.

Over his 22 years of service to WesBanco, Mr. McCamic brought deep legal expertise, sound judgement and a shareholder-focused perspective that made him a valued and respected voice on our Board. His extensive legal background—spanning over four decades of civil and criminal practice—was especially impactful in supporting the Corporation in a highly regulated industry. Additionally, his multi-jurisdiction legal work enabled him to provide valuable insight into diverse economic and market trends across the Bank’s footprint.

Mr. McCamic’s previous experience on the boards of American Bancorporation and its wholly owned subsidiary, Wheeling National Bank, acquired by WesBanco on March 1, 2002, further enriched his contributions to the Corporation.

A graduate of the University of North Carolina and West Virginia University College of Law, Mr. McCamic practiced for law for 41 years and was the owner of McCamic Law Firm, PLLC, concentrating on criminal defense, plaintiff’s civil litigation, and civil rights. He was recognized as “learned counsel” in federal capital cases and earned multiple awards for his service to the legal system and civic causes, including the Lifetime Achievement Award from the Federal Capital Trial Project.

Prior to his legal career, Mr. McCamic served in the United States Marine Corps, achieving the rank of Captain and later serving as Commanding Officer of his local Marine Corps Reserve Unit.

We are grateful for Mr. McCamic’s service and dedication to WesBanco, the field of law, and his community. We extend our thanks and condolences to his wife of 49 years, Jimmie Ann McCamic and their two sons, Jeremy and Nathan McCamic.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	April 22, 2025	By:	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Senior Executive Vice President and Chief Financial Officer